EMERGING MARKET FIXED INCOME

                               [GRAPHIC OMITTED]

Alliance Global
Dollar Government
Fund

Semi-Annual Report
February 29, 2000 (unaudited)

                           AllianceCapital[LOGO](R)
                           The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

                                                          LETTER TO SHAREHOLDERS

LETTER TO SHAREHOLDERS
April 13, 2000

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook for the Alliance Global Dollar Government Fund (the "Fund") for the period ended February 29, 2000.

Investment Results

The following table includes your Fund's returns as well as the returns for its benchmark index, as represented by the J.P. Morgan Emerging Markets Bond Index (the "JPM EMBI").

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended February 29, 2000

                                           ----------------------------
                                                  Total Returns
                                           ----------------------------
                                           6 months           12 months
--------------------------------------------------------------------------------
Alliance Global Dollar
Government Fund
  Class A                                   27.13%             38.62%
--------------------------------------------------------------------------------
  Class B                                   26.52%             37.52%
--------------------------------------------------------------------------------
  Class C                                   26.69%             37.44%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging Markets
Bond Index                                  21.61%             30.24%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns and are based on the net asset value as of February 29, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in emerging markets. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.

      Additional investment results appear on pages 4-8.

--------------------------------------------------------------------------------

Over the six-month period ended February 29, 2000, your Fund significantly outperformed its benchmark. The Fund's overweighting in Russia, the best performing emerging market, contributed towards most of the outperformance. The Fund's holdings in Brazil, which also performed well during the period, also contributed positively to performance.

Market Overview

During the six months ended February 29, 2000, improved economic fundamentals, as a result of synchronized global expansion and rising commodity prices, helped emerging-market debt outperform other fixed-income sectors. In the U.S., economic growth and employment remained strong. The U.S. Federal Reserve, prompted by increasing fears of inflation and economic overheating, raised official interest rates twice during that six-month period ended February 29, 2000.

Emerging-market debt performed relatively well over the six-month period ended February 29, 2000, as global economic growth improved and commodity prices firmed. The emerging-market debt sector, as represented by the JPM EMBI, posted a strong 21.61% return during the six-month period. Most individual country returns within the JPM EMBI were positive during the six


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 1

LETTER TO SHAREHOLDERS

months ended February 29, 2000, with Russia posting the largest gains (67.06%), and Bulgaria (26.32%), Brazil (25.81%) and Venezuela (23.10%) also outperforming. During the period, Russian debt posted the highest returns as a result of restored relations with creditors in finalizing a debt rescheduling agreement and optimism of Vladimir Putin's victory in the March 26 elections. In Bulgaria, market confidence was boosted as Bulgaria passed another International Monetary Fund review. In Brazil, improving economic fundamentals, in addition to legislation passed by the Lower House to control the government's excessive spending, proved to be significant in changing Brazil's fiscal regime. Brazil also has improved its current account deficit, which suggests its external accounts continue to improve. The presidential victory for the opposition party (the Allianz) and the confirmation of important labor market reforms in Argentina signified the country's commitment to resolving some of its troubled labor legislation. The progress in Argentina's reforms exceeded most investors' expectations.

Investment Strategy

During the six-month period ended February 29, 2000, we maintained our overweight position in Russia as the prospect for more effective political leadership increased and Russia moved to restructure its defaulted Soviet-era debt. We continued to avoid sovereign debt in Ecuador as a result of their default and lack of progress in restructuring. Mexico's credit quality continued to improve as its economy became increasingly well positioned to benefit from strong U.S. growth. We increased our exposure to Mexican government bonds during the period based on our growing conviction that Mexico would move to investment-grade status. Significant progress on fiscal reforms along with a healthy economic recovery in Brazil led us to increase our position in Brazilian government bonds. The strong economic recovery in Southeast Asia has improved credit quality in that region and, therefore, we maintained our positions in the Philippines. We expect a credit upgrade in the Philippines within the next twelve months.

Outlook

In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. Long-term interest rates will trend up modestly from current levels in this environment. We believe that ongoing reforms and a favorable economic backdrop will make the emerging-market debt sector the best performing fixed-income sector. Stronger global growth, coupled with recent firming in commodity prices, should continue to provide the environment necessary for emerging countries to further improve their credit profiles. Emerging European countries are en joying healthy recoveries in the aftermath of the Russian economic turmoil and the Asian crisis, and we forecast 3.5% growth for this region in 2000. With improving global growth and liquidity conditions, we expect East Asian growth to reach 6.5% in 2000. Additionally, labor market conditions are improving, boosting consumer spending, while export earnings are dri-


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                          LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

[Photo Omitted]       [Photo Omitted]

John D. Carifa        Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets.

Mr. Lyski has over 26 years of investment experience.

--------------------------------------------------------------------------------

ving investment expenditures. The Latin American region will continue its recovery momentum as we look for this region to head toward 4% growth with moderate inflation over the next year.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 3

PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 2/29/00

                              [LINE CHART OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Dollar Government Fund Class A shares (from 2/28/94 to 2/29/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index is an unmanaged index composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

*     Closest month-end after Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                              PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/29

                               [BAR CHART OMITTED]

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in emerging markets. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Alliance Global Dollar Government Fund.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 5

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY
February 29, 2000 (unaudited)

INCEPTION DATE             PORTFOLIO STATISTICS
2/25/94                    Assets ($mil): $223.8

   [The following table was depicted as a pie chart in the printed material.]

SECURITY TYPE BREAKDOWN

o    64.75% Sovereign
o    15.77% Corporate
o    14.30% Brady Bonds
o     3.55% Short Term
o     1.63% Loan Participation

   [The following table was depicted as a pie chart in the printed material.]

COUNTRY BREAKDOWN

o    18.63% Mexico
o    17.12% Russia
o    16.02% Brazil
o    10.84% Argentina
o     5.48% United States
o     4.70% Bulgaria
o     4.67% Venezuela
o     3.37% Panama
o     2.99% Netherlands
o     2.94% Philippines
o     2.87% Turkey
o     1.69% Kazakhstan
o     1.63% Morocco
o     1.41% Columbia
o     1.21% Dominican Republic
o     1.15% Peru
o     1.13% Ecuador
o     0.98% Luxembourg
o     0.59% Peoples Republic of China
o     0.47% South Korea
o     0.11% United Kingdom

All data as of February 29, 2000. Security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                 INVESTMENT OBJECTIVE & POLICIES
                                                          and INVESTMENT RESULTS

INVESTMENT OBJECTIVE & POLICIES

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF FEBRUARY 29, 2000

Class A Shares
--------------------------------------------------------------------------------
                        Without Sales Charge        With Sales Charge
          One Year              38.62%                    32.67%
        Five Years              17.88%                    16.87%
   Since Inception*              9.49%                     8.71%
         SEC Yield**            13.30%

Class B Shares
--------------------------------------------------------------------------------
                        Without Sales Charge        With Sales Charge
          One Year              37.52%                    34.52%
        Five Years              17.00%                    17.00%
   Since Inception*              8.65%(a)                  8.65%
         SEC Yield**            13.03%

Class C Shares
--------------------------------------------------------------------------------
                        Without Sales Charge        With Sales Charge
          One Year              37.44%                    36.44%
        Five Years              17.05%                    17.05%
   Since Inception*              8.69%                     8.69%
         SEC Yield**            13.02%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 2/25/94 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 29, 2000.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 7

INVESTMENT RESULTS

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(MARCH 31, 2000)

                       Class A           Class B         Class C
--------------------------------------------------------------------------------
         1 Year         30.21%            31.95%          33.87%
        5 Years         18.62%            18.76%          18.81%
Since Inception*         9.28%             9.24%(a)        9.24%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 2/25/94 for all share classes.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                        PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS
February 29, 2000 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Sovereign Debt Obligations-78.7%

Other Sovereign Debt Obligations-63.2%
Argentina-10.5%
Republic of Argentina
   11.75%, 4/07/09 .........................       $     2,500       $ 2,518,750
   12.125%, 2/25/19(a) .....................            11,880        12,396,780
   12.00%, 2/01/20 .........................             8,500         8,776,250
                                                                     -----------
                                                                      23,691,780
                                                                     -----------
Brazil-12.0%
Federal Republic of Brazil
   14.50%, 10/15/09 ........................            13,400        14,485,400
Republic of Brazil
   12.750%, 1/15/20 ........................            12,500        12,250,000
                                                                     -----------
                                                                      26,735,400
                                                                     -----------
Colombia-1.3%
Republic of Colombia
   9.75%, 4/23/09 ..........................             3,400         3,070,750
                                                                     -----------
Kazakhstan-1.7%
Republic of Kazakhstan
   13.625%, 10/18/04(b) ....................             3,500         3,701,250
                                                                     -----------
Mexico-11.0%
United Mexican States
   10.375%, 2/17/09(c) .....................            12,340        13,379,645
   9.875%, 2/01/10 .........................             2,000         2,120,000
   11.375%, 9/15/16 ........................             7,700         9,124,500
                                                                     -----------
                                                                      24,624,145
                                                                     -----------
Panama-1.9%
Republic of Panama
   9.375%, 4/01/29 .........................             4,400         4,207,720
                                                                     -----------
Philippines-2.9%
Bangko Sentral Pilipinas
   8.60%, 6/15/27 ..........................             2,000         1,640,150
Republic of the Philippines
   9.875%, 1/15/19 .........................             5,000         4,775,000
                                                                     -----------
                                                                       6,415,150
                                                                     -----------
Russia-16.7%
Russian Federation
   11.00%, 7/24/18 .........................             6,100         3,934,500
   12.75%, 6/24/28(b) ......................            20,200        15,630,760
Russian Ministry of Finance
   3.00%, 5/14/03 ..........................            16,200         6,844,500
   12.75%, 6/24/28 .........................             5,000         3,869,000

                                                                     -----------


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 9

PORTFOLIO OF INVESTMENTS

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Russia Principal Loan FRN
   6.063%, 12/15/20(d)(e) ..................      $     30,350      $  7,132,250
                                                                    ------------
                                                                      37,411,010
                                                                    ------------
Turkey-2.8%
Republic of Turkey
   11.875%, 1/15/30 ........................             6,000         6,268,125
                                                                    ------------
Venezuela-2.4%
Republic of Venezuela
   9.25%, 9/15/27 ..........................             7,950         5,366,250
                                                                    ------------
Total Other Sovereign Debt Obligations
   (cost $122,778,259) .....................                         141,491,580
                                                                    ------------
Non-Collateralized Brady Bonds-10.60%
Brazil-2.0%
Republic of Brazil DCB FRN
   Series L Registered Bond
   7.00%, 4/15/12 ..........................               600           445,500
Republic of Brazil C-Bonds
   8.00%, 4/15/14(f) .......................             5,217         3,847,392
                                                                    ------------
                                                                       4,292,892
                                                                    ------------
Bulgaria-4.6%
Republic of Bulgaria IAB
   Series PDI
   7.063%, 7/28/11 .........................            12,500        10,281,250
                                                                    ------------
Panama-1.4%
Republic of Panama FLIRB
   Series 18
   4.25%, 7/17/14 ..........................             4,000         3,165,200
                                                                    ------------
Peru-1.1%
Republic of Peru FLIRB
   3.75%, 3/07/17(b)(g) ....................             1,250           796,875
Republic of Peru PDI
   4.50%, 3/07/17(b)(g) ....................             2,450         1,708,875
                                                                    ------------
                                                                       2,505,750
                                                                    ------------
Venezuela-1.5%
Republic of Venezuela
   Series W-A FRN
   7.00%, 3/31/20(h) .......................             4,700         3,290,000
                                                                    ------------
Total Non-Collateralized Brady Bonds
   (cost $21,295,029) ......................                          23,535,092
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Collateralized Brady Bond-3.3%
Mexico-2.7%
United Mexican States
   Series W-A
   6.25%, 12/31/19(a) ........................     $      7,600     $  6,175,000
Venezuela-0.6%
Republic of Venezuela
   Series W-B FRN
   6.875%, 3/31/20(h) ........................            2,000        1,550,000
                                                                    ------------
Total Collateralized Brady Bonds
   (cost $7,356,322) .........................                         7,725,000
                                                                    ------------
Loan Participation-1.6%
Morocco-1.6%
Kingdom of Morocco Loan Participation FRN
   Series A
   5.90625%, 1/01/09
   (cost $3,353,326) .........................            3,834        3,566,166
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $154,782,936) .......................                       176,317,838
                                                                    ------------
Corporate Debt Obligations-15.4%
Alestra, SA
   12.625%, 5/15/09 ..........................              500          517,500
Banco Nacional De Commer, SA
   7.25%, 2/02/04 ............................            5,000        4,712,500
Banco Nacional De Desenvolvimiento
   Economico
   12.193%, 6/16/08(b) .......................            4,300        3,988,250
Cellco Finance
   15.00%, 8/01/05 ...........................            3,000        3,277,500
Conecel Holdings Ltd. ........................
   Series AWW FRN
   16.50%, 10/01/00(d)(e)(i) .................            1,000          250,000
Consorcio Ecuatoriano Telecom
   14.00%, 5/01/02(d)(e) .....................            5,500        2,475,000
Grupo Mexicano de Desarrollo, SA
   8.25%, 2/17/01(e) .........................            7,900        2,370,000
Guangdong Enterprises
   8.875%, 5/22/07(b)(d)(e) ..................            2,950        1,298,000
Hanvit Bank, SA
   12.75%, 3/01/10(b) ........................            1,000        1,027,500
Innova S De R.L., SA
   12.875% 4/01/07 ...........................            3,000        2,797,500
Level 3 Communication, Inc.,
   11.00%, 3/15/08(b) ........................            2,000        2,005,000


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 11

PORTFOLIO OF INVESTMENTS

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Netia Holdings B.V .......................
   Series B
   11.25%, 11/01/07(j) ...................       $      4,500       $  3,251,250
PTC Intl. Finance II, SA
   11.25%, 12/01/09(b) ...................              2,000          2,150,000
Tricom
   11.375%, 9/01/04 ......................              2,750          2,642,200
Viatel, Inc. .............................
   11.50%, 3/15/09 .......................              1,800          1,692,000
                                                                    ------------
Total Corporate Debt Obligations
   (cost $40,695,226) ....................                            34,454,200
                                                                    ------------
Time Deposit-3.5%
Bank of New York
   5.75%, 3/01/00
   (cost $7,754,000) .....................              7,754          7,754,000
                                                                    ------------
Total Investments-97.6%
   (cost $203,232,162) ...................                           218,526,038
Other assets less liabilities-2.4% .......                             5,299,756
                                                                    ------------

Net Assets-100% ..........................                          $223,825,794
                                                                    ============

(a) Securities, or portions thereof, with an aggregate market value of $18,789,978 have been segregated to collateralize reverse repurchase agreements.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2000, these securities amounted to $32,306,510 representing 14.43% of net assets.
(c)   Security trades with warrants expiring February 17, 2009.
(d)   Non-income producing security.
(e)   Security is in default.
(f)   Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(g) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2000.
(h)   Security trades with oil warrants expiring March 31, 2020.
(i)   Security trades with warrants expiring October 1, 2000.
(j) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

      Glossary of Terms:

      DCB   - Debt Conversion Bond.
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.
      IAB   - Interest Arrears Bond.
      PDI   - Past Due Interest.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                               STATEMENT OF ASSETS & LIABILITIES

STATEMENT OF ASSETS & LIABILITIES
February 29, 2000 (unaudited)

Assets
Investments in securities, at value
   (cost $203,232,162) ....................................       $ 218,526,038
Receivable for investment securities sold .................          32,732,457
Income receivable .........................................           6,597,312
Receivable for capital stock sold .........................             727,579
                                                                  -------------
Total assets ..............................................         258,583,386
                                                                  -------------
Liabilities
Due to custodian ..........................................                 147
Reverse repurchase agreements .............................          22,900,928
Payable for investment securities purchased ...............           9,754,000
Payable for capital stock redeemed ........................           1,127,667
Dividends payable .........................................             596,309
Interest payable on reverse repurchase agreements .........              26,899
Accrued expenses ..........................................             351,642
                                                                  -------------
Total liabilities .........................................          34,757,592
Net Assets ................................................       $ 223,825,794
                                                                  =============
Composition of Net Assets
Capital stock, at par .....................................       $      32,697
Additional paid-in capital ................................         268,798,847
Distributions in excess of net investment income ..........          (2,576,850)
Accumulated net realized loss on investment
   transactions ...........................................         (57,722,776)
Net unrealized appreciation on investments ................          15,293,876
                                                                  -------------
                                                                  $ 223,825,794
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($56,308,140/8,286,815 shares of capital stock
   issued and outstanding) ................................                $6.79
Sales charge--4.25% of public offering price ..............                 0.30
                                                                           -----
Maximum offering price ....................................                $7.09
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($119,836,257/17,471,139 shares of capital stock
   issued and outstanding) ................................                $6.86
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($47,681,397/6,939,156 shares of capital stock
   issued and outstanding) ................................                $6.87
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2000 (unaudited)

Investment Income
Interest .......................................                     $14,670,442
Expenses
Advisory fee ...................................     $   787,260
Distribution fee - Class A .....................          77,979
Distribution fee - Class B .....................         574,075
Distribution fee - Class C .....................         215,663
Transfer agency ................................         213,005
Audit and legal ................................          74,837
Custodian ......................................          59,625
Administrative .................................          54,677
Registration ...................................          50,549
Printing .......................................          30,070
Directors' fees ................................          10,741
Miscellaneous ..................................           5,359
                                                     -----------
Total expenses before interest .................       2,153,840
Interest expense ...............................          72,913
                                                     -----------
Net expenses ...................................                       2,226,753
                                                                     -----------
Net investment income ..........................                      12,443,689
                                                                     -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions ................................                       5,036,094
Net change in unrealized
   appreciation/depreciation of investments ....                      32,824,433
                                                                     -----------
Net gain on investment transactions ............                      37,860,527
                                                                     -----------
Net Increase in Net Assets
   From Operations .............................                     $50,304,216
                                                                     ===========
See notes to financial statements.


--------------------------------------------------------------------------------
14 o Alliance Global Dollar Government Fund

                                              STATEMENT OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months
                                                    Ended
                                                February 29,        Year Ended
                                                    2000            August 31,
                                                 (unaudited)           1999
                                               =============      =============
Increase in Net Assets from Operations
Net investment income .....................    $  12,443,689      $  22,808,033
Net realized gain (loss) on investment
   transactions ...........................        5,036,094        (45,085,335)
Net change in unrealized
   appreciation/depreciation of investments       32,824,433         65,633,291
                                               -------------      -------------
Net increase in net assets from operations        50,304,216         43,355,989
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ................................       (3,351,093)        (6,183,246)
   Class B ................................       (6,685,529)       (12,454,582)
   Class C ................................       (2,504,160)        (4,170,205)
Distributions in excess of net investment
   income
   Class A ................................               -0-          (317,642)
   Class B ................................               -0-          (639,811)
   Class C ................................               -0-          (214,230)
Tax return of capital
   Class A ................................               -0-          (301,209)
   Class B ................................               -0-          (606,708)
   Class C ................................               -0-          (203,145)
Common Stock Transactions
Net increase (decrease) ...................      (13,504,165)        45,565,578
                                               -------------      -------------
Total increase ............................       24,259,269         63,830,789
                                               -------------      -------------
Net Assets
Beginning of year .........................      199,566,525        135,735,736
                                               -------------      -------------
End of period .............................    $ 223,825,794      $ 199,566,525
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 15

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                   NOTES TO FINANCIAL STATEMENTS

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $126,798 for the six months ended February 29, 2000.

For the six months ended February 29, 2000, the Fund's expenses were reduced by $7,122 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $6,177, $175,547 and $6,382 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 29, 2000.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 17

NOTES TO FINANCIAL STATEMENTS

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,032,291 and $1,276,173 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $205,723,108 and $218,224,679, respectively, for the six months ended February 29, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 29, 2000.

At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $24,138,570 and gross unrealized depreciation was $8,844,694 resulting in net unrealized appreciation of $15,293,876.

At August 31, 1999 the Fund had a net capital loss carryforward of $16,783,909 which expires in the year 2007.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital losses of $44,391,334 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                   NOTES TO FINANCIAL STATEMENTS

Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the six months ended February 29, 2000.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 19

NOTES TO FINANCIAL STATEMENTS

Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        ------------------------------       -------------------------------
                                       SHARES                              AMOUNT
                        ------------------------------       -------------------------------
                          Six Months                          Six Months
                               Ended                               Ended
                        February 29,         Year Ended      February 29,         Year Ended
                                2000         August 31,              2000         August 31,
                         (unaudited)               1999       (unaudited)               1999
--------------------------------------------------------------------------------------------
Class A
Shares sold               4,154,524          8,939,122       $ 25,152,065       $ 51,029,072
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
dividends and
  distributions             270,168            577,502          1,690,510          3,335,568
--------------------------------------------------------------------------------------------
Shares converted
  from Class B              575,654            280,097          3,794,794          1,604,367
--------------------------------------------------------------------------------------------
Shares redeemed          (5,590,902)        (7,334,617)       (34,077,088)       (42,253,263)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)               (590,556)         2,462,104       $ (3,439,719)      $ 13,715,744
============================================================================================
Class B
Shares sold               1,469,147          9,146,871       $  9,136,143       $ 52,340,160
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             377,950            799,008          2,380,291          4,638,409
--------------------------------------------------------------------------------------------
Shares converted
  to Class A               (570,192)          (278,458)        (3,794,794)        (1,604,367)
--------------------------------------------------------------------------------------------
Shares redeemed          (2,983,374)        (6,261,743)       (18,686,109)       (35,910,082)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)             (1,706,469)         3,405,678       $(10,924,469)      $ 19,464,120
============================================================================================
Class C
Shares sold                 982,876          7,263,526       $  6,098,252       $ 41,875,188
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             202,767            402,610          1,282,085          2,342,968
--------------------------------------------------------------------------------------------
Shares redeemed          (1,040,227)        (5,566,666)        (6,520,314)       (31,832,442)
--------------------------------------------------------------------------------------------
Net increase                145,416          2,099,470       $    860,023       $ 12,385,714
============================================================================================

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated


--------------------------------------------------------------------------------
20 o Alliance Global Dollar Government Fund

                                                   NOTES TO FINANCIAL STATEMENTS

account with the custodian containing liquid assets having a value at least equal to the repurchase price.

       Amount                    Broker
  ===============        =====================
    $13,660,928          J.P. Morgan, New York
    $ 9,240,000          J.P. Morgan, New York

As of February 29, 2000, the Fund had entered into the following reverse repurchase agreements:

   Interest Rate             Maturity
  ===============        ==============
       2.25%             March 13, 2000
       5.25%             March 02, 2000

For the six months ended February 29, 2000, the maximum amount of reverse repurchase agreements outstanding was $28,239,104, the average amount outstanding was approximately $10,562,473, and the daily weighted average interest rate was 2.43%.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2000.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 21

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                      ---------------------------------------------------------------------------------------
                                                                                CLASS A
                                      ---------------------------------------------------------------------------------------
                                        Six Months
                                             Ended
                                      February 29,                               Year Ended August 31,
                                              2000        -------------------------------------------------------------------
                                       (unaudited)           1999           1998           1997           1996         1995
                                      ---------------------------------------------------------------------------------------
Net asset value,
  beginning of year ............          $  5.69         $  5.05        $ 10.64        $ 10.01        $  8.02      $  9.14
                                      ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..........              .38(a)          .71(a)         .73(a)         .88(a)         .84          .86
Net realized and unrealized
  gain (loss) on investment
  transactions .................             1.12             .74          (4.03)          1.85           2.10        (1.10)
                                      ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................             1.50            1.45          (3.30)          2.73           2.94         (.24)
                                      ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............             (.40)           (.74)          (.73)          (.95)          (.95)        (.88)
Tax return of capital ..........              -0-            (.03)          (.15)           -0-            -0-          -0-
Distributions in excess of
  net investment income ........              -0-            (.04)          (.04)           -0-            -0-          -0-
Distributions from net realized
  gain on investments ..........              -0-             -0-          (1.37)         (1.15)           -0-          -0-
                                      ---------------------------------------------------------------------------------------
Total dividends and
  distributions ................             (.40)           (.81)         (2.29)         (2.10)          (.95)        (.88)
                                      ---------------------------------------------------------------------------------------
Net asset value,
  end of period ................          $  6.79         $  5.69        $  5.05        $ 10.64        $ 10.01      $  8.02
                                      =======================================================================================
Total Return
Total investment return
  based on net asset value(b) ..            27.13%          29.40%        (38.56)%        30.04%         38.47%       (1.48)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..............          $56,308         $50,540        $32,365        $37,416        $23,253      $12,020
Ratio of expenses to
  average net assets ...........             1.57%(c)        1.59%          1.48%          1.55%          1.65%        1.93%
Ratio of expenses to average
  net assets, excluding interest
  expense ......................             1.52%(c)         -0-            -0-            -0-            -0-          -0-
Ratio of net investment income
  to average net assets ........            12.38%(c)       12.34%          8.51%          8.49%          9.23%       11.25%
Portfolio turnover rate ........              100%            179%           188%           314%           315%         301%


--------------------------------------------------------------------------------
22 o Alliance Global Dollar Government Fund

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------------
                                                                              CLASS B
                                     ----------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     February 29,                             Year Ended August 31,
                                             2000        --------------------------------------------------------------
                                      (unaudited)            1999          1998         1997         1996       1995
                                     ----------------------------------------------------------------------------------
Net asset value,
  beginning of year ............         $   5.74        $   5.05       $ 10.64      $ 10.01      $  8.02    $  9.14
                                     ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..........              .36(a)          .67(a)        .67(a)       .81(a)       .78        .80
Net realized and unrealized
  gain (loss) on investment
  transactions .................             1.12             .76         (4.05)        1.84         2.08      (1.11)
                                     ----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................             1.48            1.43         (3.38)        2.65         2.86       (.31)
                                     ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............             (.36)           (.68)         (.67)        (.87)        (.87)      (.81)
Tax return of capital ..........              -0-            (.03)         (.14)         -0-          -0-        -0-
Distributions in excess of
  net investment income ........              -0-            (.03)         (.04)         -0-          -0-        -0-
Distributions from net realized
  gain on investments ..........              -0-             -0-         (1.36)       (1.15)         -0-        -0-
                                     ----------------------------------------------------------------------------------
Total dividends and
  distributions ................             (.36)           (.74)        (2.21)       (2.02)        (.87)      (.81)
                                     ----------------------------------------------------------------------------------
Net asset value,
  end of period ................         $   6.86        $   5.74       $  5.05      $ 10.64      $ 10.01    $  8.02
                                     ==================================================================================
Total Return
Total investment return
  based on net asset value(b) ..            26.52%          28.85%       (39.11)%      29.14%       37.36%     (2.40)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..............         $119,836        $110,003       $79,660      $93,377      $84,295    $62,406
Ratio of expenses to
  average net assets ...........             2.31%(c)        2.31%         2.22%        2.26%        2.37%      2.64%
Ratio of expenses to average
  net assets, excluding interest
  expense ......................             2.23%(c)         -0-           -0-          -0-          -0-        -0-
Ratio of net investment income
  to average net assets ........            11.67%(c)       11.59%         7.78%        7.81%        8.57%     10.52%
Portfolio turnover rate ........              100%            179%          188%         314%         315%       301%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 23

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                     ------------------------------------------------------------------------------------
                                                                              CLASS C
                                     ------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     February 29,                             Year Ended August 31,
                                             2000          --------------------------------------------------------------
                                      (unaudited)             1999          1998          1997          1996       1995
                                     ------------------------------------------------------------------------------------
Net asset value,
  beginning of year ............         $  5.74           $  5.05       $ 10.64       $ 10.01       $  8.02     $ 9.14
                                     ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..........             .36(a)            .67(a)        .67(a)        .82(a)        .77        .79
Net realized and unrealized
  gain (loss) on investment
  transactions .................            1.13               .76         (4.05)         1.84          2.10      (1.10)
                                     ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................            1.49              1.43         (3.38)         2.66          2.87       (.31)
                                     ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............            (.36)             (.68)         (.67)         (.88)         (.88)      (.81)
Tax return of capital ..........             -0-              (.03)         (.14)          -0-           -0-        -0-
Distributions in excess of
  net investment income ........             -0-              (.03)         (.04)          -0-           -0-        -0-
Distributions from net realized
  gain on investments ..........             -0-               -0-         (1.36)        (1.15)          -0-        -0-
                                     ------------------------------------------------------------------------------------
Total dividends and
  distributions ................            (.36)             (.74)        (2.21)        (2.03)         (.88)      (.81)
                                     ------------------------------------------------------------------------------------
Net asset value,
  end of period ................         $  6.87           $  5.74       $  5.05       $ 10.64       $ 10.01     $ 8.02
                                     ====================================================================================
Total Return
Total investment return
  based on net asset value(b) ..           26.69%            28.85%       (39.09)%       29.17%        37.40%     (2.36)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..............         $47,681           $39,024       $23,711       $25,130       $14,511     $9,330
Ratio of expenses to
  average net assets ...........            2.30%(c)          2.30%         2.19%         2.25%         2.35%      2.63%
Ratio of expenses to average
  net assets, excluding interest
  expense ......................            2.22%(c)           -0-           -0-           -0-           -0-        -0-
Ratio of net investment income
  to average net assets ........           11.65%(c)         11.56%         7.75%         7.82%         8.52%     10.46%
Portfolio turnover rate ........             100%              179%          188%          314%          315%       301%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.

See footnote summary on page 24.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                                    GLOSSARY OF INVESTMENT TERMS

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

bond

Bonds are promissory notes or IOUs issued by a governments or business corporations in return for loans. They are most often issued in multiples of $1,000 or $5,000, but $100 and $500 bonds are available. A bond is evidence of a debt on which the issuer typically promises to pay the bondholder (also called a lender or creditor) a fixed rate of interest at intervals over a specified length of time (usually ten years or more), and to repay the original loan upon expiration (the maturity date). Because a bond represents the debt of the issuer, a bondholder is not considered an owner of the issuer, as a stockholder is.

Brady bonds

U.S.-dollar-denominated bonds that are issued by emerging markets, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

default

Failure to pay a principal or interest payment when due.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government.

inflation

A broad rise in the cost of goods and services.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

spread

The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. also called agency securities.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 25

ALLIANCE CAPTIAL

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


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26 o Alliance Global Dollar Government Fund

                                                ALLIANCE CAPITAL AT YOUR SERVICE

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 27

BOARD OF DIRECTORS

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


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28 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

                                             THE ALLIANCE FAMILY OF MUTUAL FUNDS

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio

Technology Portfolio
Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 29

Alliance Global Dollar Government Fund                           ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GDGSR0200